                                                                   EXHIBIT 10.22


                        TERMINATION AND RELEASE AGREEMENT


         This TERMINATION AND RELEASE AGREEMENT (this "Agreement") is made and entered into as of March 29, 2000, by and among Viasystems Group, Inc., a Delaware corporation (the "Company"), Viasystems, Inc., a Delaware corporation ("VI"), Viasystems Technologies Corp., a Delaware corporation ("VTC"), Circo Craft Co. Inc., a Quebec corporation now known as Viasystems Canada, Inc. ("VCI"), PCB Investments Limited, a United Kingdom public limited company ("PCB"), Viasystems International, Inc., a Delaware corporation ("VII"), PCB Acquisition Limited, a United Kingdom limited company now known as Viasystems Group Limited ("Group Limited"), Chips Acquisition Limited, a United Kingdom limited company ("Chips" and together with the Company, VI, VTC, VCI, PCB, VII and Group Limited, the "Clients") and Hicks, Muse & Co. Partners, L.P. (together with its successors, "HMCo"), a Texas limited partnership, with respect to (i) that certain Third Amended and Restated Financial Advisory Agreement, dated June 6, 1997, between the Clients and HMCo, attached hereto as Exhibit A (the "Financial Advisory Agreement"); and (ii) that certain Third Amended and Restated Monitoring and Oversight Agreement, dated June 6, 1997, between the Clients and HMCo, attached hereto as Exhibit B (the "M&O Agreement" and, together, with the Financial Advisory Agreement, the "Financial Services Agreements").

         WHEREAS, the Company has filed a registration statement on Form S-1 (the "Registration Statement") relating to the initial public offering of its common stock, par value $0.01 per share; and

         WHEREAS, the Clients and HMCo desire to terminate the Financial Services Agreements upon the effectiveness of the Registration Statement (the "Effective Time").

         NOW, THEREFORE, intending to be legally bound and in consideration for the mutual covenants and agreements contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Clients and HMCo hereby agree that the Financial Services Agreements and any exhibits thereto shall terminate and be of no further force and effect on any of the parties thereto, effective as of the Effective Time, except that (i) Section 4 of each of the Financial Services Agreements shall survive the termination of such agreements to the extent that HMCo is entitled to an expense reimbursement for any services rendered in accordance with the terms thereof prior to the Effective Time; (ii) Section 5 of each of the Financial Services Agreements shall survive the termination of such agreements, and HMCo shall be entitled to indemnity under Section 5, with respect to any services rendered by HMCo prior to the Effective Time in accordance with the terms of such agreements; and (iii) Section 6 of each of the Financial Services Agreements shall survive the termination of such agreements.

         2. Except for any claim that the Clients or their respective successors or assigns may in the future have against HMCo under Section 6 of each of the Financial Services Agreements, each of the Clients hereby irrevocably and unconditionally releases, acquits and forever discharges HMCo, and each of its past, present or future successors, assigns, employees, agents, stockholders, partners, subsidiaries, parent companies, other affiliates (corporate or otherwise), and legal representatives, including their past, present or future officers and directors, and each of them, of and from any and all Released Claims (as defined herein), arising out of, based upon, resulting from or relating to the negotiation, execution, performance, breach or otherwise related to or arising out of each of the Financial Services Agreements. "Released Claims" as used herein shall mean any and all charges, complaints, claims, causes of action, promises, agreements, rights to payment, rights to any equitable remedy, rights to any equitable subordination, demands, debts, liabilities, express or implied contracts, obligations of payment or performance, rights of offset or recoupment, accounts, damages, costs, losses or expenses (including attorneys' and other professional fees and expenses) held by any party hereto, whether known or unknown, matured or unmatured, suspected or unsuspected, liquidated or unliquidated, absolute or contingent, direct or derivative.

         3. Except to the extent that Sections 4 and 5 of each of the Financial Services Agreements survives the termination of such agreements as provided in clauses (i) and (ii) of Section 1 hereof, HMCo hereby irrevocably and unconditionally releases, acquits and forever discharges the Clients, and each of their respective past, present or future successors, assigns, employees, agents, stockholders, partners, subsidiaries, parent companies, other affiliates (corporate or otherwise), and legal representatives, including their past, present or future officers and directors, and each of them, of and from any and all Released Claims, arising out of, based upon, resulting from or relating to the negotiation, execution, performance, breach or otherwise related to or arising out of the Financial Services Agreements.

         4. At the Effective Time and in consideration for the termination of the M&O Agreement and, subject to Paragraph 1 hereof, in full satisfaction of all obligations under the M&O Agreement, the Company shall enter into a stock option agreement with those persons set forth on Schedule I, in substantially the form attached hereto as Exhibit C, which grants those persons listed on
Schedule I options to purchase up to an aggregate of 730,853 shares (the "Oversight Shares") of common stock, par value $.01 per share ("Common Stock"), of the Company at a per share exercise price of $21.00.

         5. At the Effective Time and in consideration for the termination of the Financial Advisory Agreement and, subject to Paragraph 1 hereof, in full satisfaction of all obligations under the Financial Advisory Agreement, the Company shall enter into a stock option agreement with those persons set forth on Schedule I, in substantially the form attached hereto as Exhibit C, which grants those persons on Schedule I options to purchase up to an aggregate of 1,403,147 shares (the "Advisory Shares") of Company Common Stock at a per share exercise price of $21.00.

         6. Should any provision of this Agreement be declared or be determined to be illegal, invalid, or otherwise unenforceable, the validity of the remaining parts, terms, and provisions hereof will not be affected thereby but such will remain valid and enforceable, and said illegal or invalid parts, terms, or provisions shall be deemed not to be a part of this Agreement.

         7. This Agreement shall be construed, interpreted, and enforced in accordance with the laws of the State of Texas, excluding any choice-of-law provisions thereof.

         8. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended, any other counterpart.

                 [REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed, all as of the date first written above.

                                            VIASYSTEMS GROUP, INC.


                                            By:      /s/ David J. Webster
                                               --------------------------
                                            Name:    David J. Webster
                                            Title:   Senior Vice President


                                            VIASYSTEMS, INC.


                                            By:      /s/ David J. Webster
                                               --------------------------
                                            Name:    David J. Webster
                                            Title:   Senior Vice President


                                            VIASYSTEMS TECHNOLOGIES CORP.


                                            By:      /s/ David J. Webster
                                               --------------------------
                                            Name:    David J. Webster
                                            Title:   Senior Vice President


                                            VIASYSTEMS CANADA, INC.


                                            By:      /s/ David J. Webster
                                               --------------------------
                                            Name:    David J. Webster
                                            Title:   Senior Vice President


                                            PCB INVESTMENTS LIMITED


                                            By:      /s/ David J. Webster
                                               --------------------------
                                            Name:    David J. Webster
                                            Title:   Senior Vice President

                                            VIASYSTEMS INTERNATIONAL, INC.


                                            By:      /s/ David J. Webster
                                               --------------------------
                                            Name:    David J. Webster
                                            Title:   Senior Vice President


                                            VIASYSTEMS GROUP LIMITED


                                            By:      /s/ David J. Webster
                                               --------------------------
                                            Name:    David J. Webster
                                            Title:   Senior Vice President


                                            CHIPS ACQUISITION LIMITED


                                            By:      /s/ David J. Webster
                                               --------------------------
                                            Name:    David J. Webster
                                            Title:   Senior Vice President


                                            HICKS, MUSE & CO. PARTNERS, L.P.

                                            By:      HM PARTNERS INC.,
                                                     its general partner


                                            By:      /s/ David W. Knickel
                                               --------------------------
                                            Name:
                                                -------------------------
                                            Title:
                                                 ------------------------

                                   SCHEDULE I


        Optionee                    Oversight Shares         Advisory Shares         Total Shares
        --------                    ----------------         ---------------         ------------
Thomas O. Hicks...................      180,099                345,769                 525,868
John R. Muse......................      113,423                217,757                 331,180
Charles W. Tate...................      113,423                217,757                 331,180
Jack D. Furst.....................      113,423                217,757                 331,180
Lawrence D. Stuart................       35,160                 67,503                 102,663
Michael J. Levitt.................       66,804                128,255                 195,059
David B. Deniger..................       14,064                 27,001                  41,065
Dan H. Blanks.....................       14,064                 27,001                  41,065
Hicks, Muse & Co. Partners, L.P.,
as nominee........................       80,393                154,347                 234,740
Total.............................      730,853              1,403,147               2,134,000

                                    EXHIBIT A
                                    ---------

                          FINANCIAL ADVISORY AGREEMENT

            [PREVIOUSLY FILED WITH THE COMMISSION AS EXHIBIT 10.15 TO AMENDMENT NO. 1 TO REGISTRATION STATEMENT ON FORM S-1 OF
                     VIASYSTEMS INC. (FILED JULY 31, 1997)]

                                    EXHIBIT B
                                    ---------

                                  M&O AGREEMENT

            [PREVIOUSLY FILED WITH THE COMMISSION AS EXHIBIT 10.14 TO AMENDMENT NO. 1 TO REGISTRATION STATEMENT ON FORM S-1 OF
                     VIASYSTEMS INC. (FILED JULY 31, 1997)]

                                    EXHIBIT C
                                    ---------

                         FORM OF STOCK OPTION AGREEMENT

THIS OPTION AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL IN REASONABLY ACCEPTABLE FORM AND SCOPE REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER ANY SUCH LAWS. THE OFFERING OF THIS SECURITY HAS NOT BEEN REVIEWED OR APPROVED BY ANY STATE'S SECURITIES ADMINISTRATOR.

                          STOCK OPTION GRANT AGREEMENT




GRANTED TO:                                          __________________

DATE OF GRANT:                                       March 29, 2000

NUMBER OF UNDERLYING SHARES:                         _________ shares

EXERCISE PRICE:                                      $21.00 per share

VESTING SCHEDULE:                                    As described in Paragraph 4 below

         This Stock Option Grant Agreement (this "Option") is made and entered into as of March 29, 2000 (the "Date of Grant") between Viasystems Group, Inc., a Delaware corporation (the "Company"), and __________________ (the "Holder"). Certain terms used in this Option are defined in Paragraph 16.

         9. Grant. The Holder is granted an option to purchase _________ shares (the "Option Shares") of the common stock, par value $.01 per share ("Common Stock"), of the Company. The Option granted hereunder is in consideration for the termination of the [Third Amended and Restated Monitoring and Oversight Agreement dated June 6, 1997, among the Company, Viasystems, Inc., a Delaware corporation, Viasystems Technologies Corp., a Delaware corporation, Circo Craft Co. Inc., a Quebec corporation now known as Viasystems Canada, Inc., PCB Investments plc, a United Kingdom public limited company, Viasystems International, Inc., a Delaware corporation, PCB Acquisition Limited, a United Kingdom limited company now known as Viasystems Group Limited, Chips Acquisition Limited, a United Kingdom limited company and Holder] [Third Amended and Restated Financial Advisory Agreement dated June 6, 1997, among the Company, Viasystems, Inc., a Delaware corporation, Viasystems

Technologies Corp., a Delaware corporation, Circo Craft Co. Inc., a Quebec corporation now known as Viasystems Canada, Inc., PCB Investments plc, a United Kingdom public limited company, Viasystems International, Inc., a Delaware corporation, PCB Acquisition Limited, a United Kingdom limited company now known as Viasystems Group Limited, Chips Acquisition Limited, a United Kingdom limited company and Holder], on the date hereof.

         10. Exercise Price. The Option's exercise price is $21.00 per share (the "Exercise Price").

         11. Term. The Option, unless sooner terminated or exercised in full, shall expire at 5:00 p.m., Dallas, Texas time, on March 29, 2003. No portion of the Option may be exercised after such date.

         12. Vesting and Exercisability. The Option Shares shall be fully vested and exercisable on the Date of Grant.

         13. Impact of Other Options. The Holder may exercise this Option in whole or in part regardless of whether any other stock option that the Holder has been granted by the Company remains unexercised.

         14. Method of Exercise.

               (a) To exercise this Option in whole or in part, the Holder shall deliver to the Company, at the Option Agency, (i) this Option, (ii) a written notice, in substantially the form of the Subscription Notice attached hereto as Annex A, of such Holder's election to exercise this Option, which notice shall specify (A) the number of Option Shares to be purchased, (B) the denominations of the share certificate or certificates desired, and (C) the name or names in which such certificates are to the registered, (iii) if the Common Stock to be received upon the exercise of this Option has not been registered under the Securities Act, a written certification in substantially the form of the Certification attached hereto as Annex B, and (iv) payment of the Exercise Price with respect to such Option Shares. Such payment may be made, at the option of the Holder, by cash, money order, certified or bank cashier's check or wire transfer; provided, however, that if this Option is exercised after the occurrence of a Change in Control that is also a Capital Reorganization in which cash is received by the stockholders of the Company, then the Holder may elect to offset the amount of cash due to the Holder from such Capital Reorganization against the Exercise Price payable upon exercise of this Option.

         The Company shall, as promptly as practicable and in any event within five Business Days thereafter, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of Option Shares specified in said notice. The share certificate or certificates so delivered shall be in such denominations as may be specified in such notice or, if such notice shall not specify denominations, shall be in the amount of the number of Option

Shares for which the Option is being exercised, and shall be issued in the name of the Holder or such other name or names as shall be designated in such notice. Such certificate or certificates shall be deemed to have been issued, and such Holder or any other Person so designated to be named therein shall be deemed for all purposes to have become a Holder of record of such shares, as of the date the aforementioned notice is received by the Company. If this Option shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates, deliver to the Holder a new Option evidencing the right to purchase the remaining Option Shares called for by this Option, which new Option shall in all other respects be identical with this Option, or, at the request of the Holder, appropriate notation may be made on this Option which shall then be returned to the Holder. The Company shall pay all expenses, taxes (if any) and other charges payable in connection with the preparation, issuance and delivery of share certificates and a new Option, except that, if share certificates or a new Option shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivering the aforementioned notice of exercise or promptly upon receipt of a written request of the Company for payment.

               (b) Shares To Be Fully Paid and Nonassessable. All shares of Common Stock issued upon the exercise of this Option shall be validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder, and from all taxes.

               (c) No Fractional Shares To Be Issued. The Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Option. If any fraction of a share would, but for this Paragraph, be issuable upon any exercise of this Option, in lieu of such fractional share the Company shall pay to the Holder, in cash, an amount equal to such fraction of the Fair Market Value per share of Common Stock of the Company on the Business Day immediately prior to the date of such exercise.

               (d) Restrictive Legend. If the Company, in its sole discretion, shall determine that it is necessary, to comply with applicable securities laws, the certificate or certificates representing the Option Shares purchased pursuant to the exercise of this Option shall bear an appropriate legend, in form and substance as determined by the Company, giving notice of applicable restrictions on transfer under or with respect to such laws.

               (e) Reservation; Authorization. The Company has reserved and will keep available for issuance upon exercise of this Option the total number of shares of Common Stock deliverable upon exercise of this Option from time to time outstanding. The issuance of such shares has been duly and validly authorized and, when issued and sold in accordance with this Option, such shares will be duly and validly issued, fully paid and nonassessable.

         15. Option Agency; Transfer; Exchange and Replacement of Option.

               (a) Option Agency. At any time, the Company may appoint and thereafter maintain, at its own expense, an agency in New York, New York, which agency may be the Company's then existing transfer agent (the "Option Agency"), for certain purposes specified herein, and shall give prompt notice of such appointment (and appointment of any successor Option Agency) to the Holder. Until an independent Option Agency is so appointed, the Company shall perform the obligations of the Option Agency provided herein at its address as specified on the signature page hereto or such other address as the Company shall specify by notice to the Holder.

               (b) Ownership of Option. The Company may deem and treat the Person in whose name this Option is registered as the Holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any Person other than the Option Agency) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Option for registration of transfer as provided in this Paragraph 7.

               (c) Transfer of Option. The Company agrees to maintain at the Option Agency books for the registration of transfers of the Options, and transfer of this Option and all rights hereunder shall be registered, in whole or in part, on such books, upon surrender of this Option at the Option Agency, together with a written assignment of this Option duly executed by the Holder or his or its duly authorized agent or attorney, with (unless the Holder is the original Holder or another institutional investor) signatures guaranteed by a bank or trust company or a broker or dealer registered with the NASD, and funds sufficient to pay any transfer taxes payable upon such transfer. Upon surrender the Company shall execute and deliver a new Option or Options in the name of the assignee or assignees and in the denominations specified in the instrument of assignment, and this Option shall promptly be canceled. The Option Agency shall not be required to register any transfers if the Holder fails to furnish to the Company, after a request therefor, an opinion of counsel (who may be an employee of such Holder) reasonably satisfactory to the Company that such transfer is exempt from the registration requirements of the Securities Act and applicable blue sky laws.

               (d) Division of Option. This Option may be divided upon surrender hereof to the Option Agency, together with a written notice specifying the names and denominations in which the new Options are to be issued, signed by the Holder. Subject to compliance with Paragraph 7(c) as to any transfer which may be involved in the division, the Company shall execute and deliver new Options in exchange for the Option or Options to be divided in accordance with such notice.

               (e) Loss, Theft, Destruction or Mutilation of Options. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Option and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Option, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Option, a new Option of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock as provided for in such lost, stolen, destroyed or mutilated Option.

               (f) Expenses of Delivery of Options. The Company shall pay all expenses, taxes (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of this Option and the Common Stock issuable hereunder.

         16. Stockholders Agreement. The Common Stock issuable upon exercise of this Option is subject to the Stockholders Agreement. The Company shall keep a copy of the Stockholders Agreement, and any amendments thereto, at the Option Agency and shall furnish copies thereof to the Holder upon request.

         17. No Rights as a Stockholder. The Holder shall not have any of the rights of a stockholder with respect to the Option Shares until the Option is exercised and the Holder receives such shares in accordance with the terms hereof.

         18. Anti-Dilution Provisions.

               (a) Adjustments Generally. The Exercise Price and the number of Option Shares (or other securities or property) issuable upon exercise of the Option shall be subject to adjustment from time to time upon the occurrence of certain events, as provided in this Paragraph 10.

               (b) Common Stock Reorganization. If the Company shall after the date of issuance of the Option subdivide its outstanding shares of Common Stock into a greater number of shares or consolidate its outstanding shares of Common Stock into a lesser number of shares, whether by way of a stock dividend or stock split or otherwise (any such event being called a "Common Stock Reorganization"), then (i) the Exercise Price shall be adjusted, effective immediately after the record date at which the holders of shares of Common Stock are determined for purposes of such Common Stock Reorganization, to a price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date before giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization, and (ii) the number of shares of Common Stock subject to purchase upon exercise of the Option shall be adjusted, effective at such time, to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Common Stock Reorganization by a fraction, the numerator of which shall be the number of shares outstanding after giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such Common Stock Reorganization.

               (c) Capital Reorganization. If after the date of issuance of the Option there shall be any consolidation or merger to which the Company is a party (whether or not the Company is the surviving entity), other than a consolidation or a merger in which the Company is a continuing corporation and which does not result in any reclassification of, or change (other than a Common Stock Reorganization or a change in par value), in, outstanding shares of Common Stock, any sale, assignment, lease, exchange, conveyance or other transfer (in one transaction or series of related transactions) of the property of the Company as an entirety or substantially as an entirety or all or substantially all of the outstanding equity securities of the Company to any person or group of related persons for the purposes of Section 13(d) of the Exchange Act, or any dividend or distribution of assets (including securities of subsidiaries of the Company) other than regular cash dividends (any such event, other than a Common Stock Reorganization, being called a "Capital Reorganization"), then, effective upon the effective date of such Capital Reorganization, the Holder shall have the right to purchase or receive, upon exercise of the Option, the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have owned or have been entitled to receive after such Capital Reorganization if the Option had been exercised immediately prior to such Capital Reorganization. If the Capital Reorganization is a distribution of options or rights to purchase or receive securities or assets of the Company and such options or rights expire before this Option, the Holder shall be entitled to receive options or rights with terms, as nearly as possible, identical to the terms of such expired options or rights. As a condition to effecting any Capital Reorganization, the Company or the successor or surviving corporation, as the case may be, shall execute and deliver to the Holder an agreement as to the Holder's rights in accordance with this Paragraph 10(c), providing for subsequent adjustments as nearly equivalent as may be practicable to the adjustments provided for in this Paragraph 10(c). The provisions of this Paragraph 10(c) shall similarly apply to successive Capital Reorganizations.

               (d) Certain Other Events. If any event occurs after the date of issuance of the Option as to which the foregoing provisions of this Paragraph 10 are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of Directors of the Company (the "Board"), fairly protect the purchase rights of the Holder in accordance with the essential intent and principles of such provisions, then the Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of the Board, to protect such purchase rights as aforesaid.

               (e) Adjustment Rules. (i) Any adjustments pursuant to this Paragraph 10 shall be made successively whenever an event referred to herein shall occur.

                    (i) If the Company shall set a record date to determine the holders of shares of Common Stock for purposes of a Common Stock Reorganization or Capital Reorganization, and shall legally abandon such action prior to effecting such action, then no adjustment shall be made pursuant to this Paragraph 10 in respect of such action.

                    (ii) No adjustment in the Exercise Price shall be made hereunder if such adjustment would reduce the exercise price to an amount below par value of the Common Stock, which par value shall initially be $.01 per share of Common Stock.

               (f) Notice of Adjustment. The Company shall give the Holder reasonable notice of the record date or effective date, as the case may be, of any action which requires or might require an adjustment or readjustment pursuant to this Paragraph 10. Such notice shall describe such event in reasonable detail and specify the record date or effective date, as the case may be, and, if determinable, the required adjustment and the computation thereof. If the required adjustment is not determinable at the time of such notice, the Company shall give reasonable notice to the Holder of such adjustment and computation promptly after such adjustment becomes determinable.

         19. Notices. All notices, requests, consents and other communications provided for herein shall be in writing and shall be effective upon delivery in person, faxed or telecopied, or mailed by certified or registered mail, return receipt requested, postage pre-paid, to the addresses specified on the signature pages hereto or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a Holder) or to the Holder (in the case of the Company) in accordance with the provisions of this Paragraph.

         20. Waivers; Amendments. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Option may be amended, modified or waived with (and only with) the written consent of the Company and Holders who collectively hold Options to purchase a majority of the Common Stock subject to purchase upon exercise of such Options at the time outstanding.

         Any such amendment, modification or waiver effected pursuant to this Paragraph shall be binding upon the Holders, upon each future Holder thereof and upon the Company. In the event of any such amendment, modification or waiver the Company shall give prompt notice thereof to all Holders and, if appropriate, notation thereof shall be made on all Options thereafter surrendered for registration of transfer or exchange.

         No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

         21. Governing Law. This Option shall be construed in accordance with and governed by the laws of the State of Delaware.

         22. Severability. In case any one or more of the provisions contained in this Option shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         23. Paragraph Headings. The paragraph headings used herein are for convenience of reference only, are not part of this Option and are not to affect the construction of or be taken into consideration in interpreting this Option.

         24. Certain Defined Terms. The following terms, as used in this Option, have the following respective meanings:

               (a) "Affiliate" means, with respect to any Person, any Person who, directly or indirectly, controls, is controlled by or is under common control with that Person.

               (b) "Board" shall have the meaning set forth in Paragraph 10(d).

               (c) "Business Day" means (i) if any class of common stock of the Company is listed or admitted to trading on a national securities exchange, a day on which the principal national securities exchange on which such class of common stock is listed or admitted to trading is open for business or (ii) if no class of common stock of the Company is so listed or admitted to trading, a day on which the New York Stock Exchange is open for business.

               (d) "Capital Reorganization" shall have the meaning set forth in Paragraph 12(c).

               (e) "Change in Control" means (i) the sale, lease or other transfer of all or substantially all of the assets of the Company to any person or group (as such term is used in Section 13(d)(3) of the Exchange Act); (ii) the adoption by the stockholders of the Company of a plan relating to the liquidation or dissolution of the Company; (iii) the merger or consolidation of the Company with or into another entity or the merger of another entity into the Company or any subsidiary thereof with the effect that immediately after such transaction the stockholders of the Company immediately prior to such transaction (or their Related Parties) directly and indirectly hold less than fifty percent (50%) of the total voting power of all securities generally entitled to vote in the election of directors, managers or trustees of the entity surviving such merger or consolidation; (iv) the acquisition by any person or group of more than fifty percent (50%) of the direct and indirect voting power of all securities of the Company generally entitled to vote in the election of directors of the Company; or (v) the majority of the Board's being composed of members who (A) have served less than twelve (12) months and (B) were not approved by a majority of the Board at the time of their election or appointment.

               (f) "Closing Price" with respect to any security on any day means
(a) if such security is listed or admitted for trading on a national securities exchange, the reported last sales price regular way or, if no such reported sale occurs on such day, the average of the closing bid and asked prices regular way on such day, in each case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such class of security is listed or admitted to trading, or (b) if such security is not listed or admitted to trading on any national securities exchange, the last quoted sales price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market on such day as reported by NASDAQ or any comparable system then in use or, if not so reported, as reported by any New York Stock Exchange member firm reasonably selected by the Company for such purpose.

               (g) "Common Stock" shall have the meaning set forth in Paragraph 1.

               (h) "Common Stock Reorganization" shall have the meaning set forth in Paragraph 10(b).

               (i) "Company" shall have the meaning set forth in the introductory paragraph.

               (j) "Date of Grant" shall have the meaning set forth in the introductory paragraph.

               (k) "Exercise Price" shall have the meaning set forth in Paragraph 1.

               (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and any similar or successor federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect at the time.

               (m) "Fair Market Value," with respect to any security on any day, means the average of the daily Closing Prices of a share or unit of such security for the 20 consecutive Business Days ending on the most recent Business Day for which a Closing Price is available; provided, however, that in the event that, in the case of Common Stock, the Fair Market Value is determined following the announcement by the Company of any subdivision, combination or reclassification of Common Stock or the record date for such subdivision, combination or reclassification, then, and in each such case, the Fair Market Value shall be appropriately adjusted to reflect the current market price per share equivalent of Common Stock. If a Closing Price for any security is not available, then "Fair Market Value" shall mean the fair market value of such security as determined in good faith by the Board.

               (n) "Holder" shall have the meaning set forth in Paragraph 1 and shall also include registered assigns. The term Holders shall refer to all Holders of Options.

               (o) "NASD" means the National Association of Securities Dealers, Inc.

               (p) "NASDAQ" means The National Association of Securities Dealers, Inc. Automated Quotation System.

               (q) "Option" shall have the meaning set forth in the introductory paragraph. The term Options shall refer to the Options resulting from any subdivision of this Option.

               (r) "Option Agency" shall have the meaning set forth in Paragraph 7(a).

               (s) "Option Shares" shall have the meaning set forth in Paragraph 1.

               (t) "Person" or "person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

               (u) "Related Parties" means, with respect to any person (i) the spouse and lineal ascendants and descendants of such person, and any sibling of any of such persons and (ii) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or persons beneficially holding an eighty percent (80%) or more controlling interest of which consist of persons referred to in subsection (i) above.

               (v) "Securities Act" means the Securities Act of 1933 and any similar or successor federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect at the time.

               (w) "Stockholders Agreement" means the Amended and Restated Stockholders Agreement dated as of June 6, 1997, as it may be amended from time to time, among the Company and the stockholders parties thereto.

         25. Accredited Investor Status. The Holder hereby represents and warrants to the Company that the Holder is an "Accredited Investor" (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have executed this Option as of the date written below.

DATED:  March 29, 2000                    VIASYSTEMS GROUP, INC.


                                          By:
                                             --------------------------
                                             James N. Mills
                                             Chief Executive Officer

                                          Address: 101 South Hanley Road
                                                   Suite 400
                                                   St. Louis, Missouri  63105

ACCEPTED BY:

------------------------------

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

Address of Holder:




-------------------------------------
Holder Taxpayer Identification Number

                                     ANNEX A

                               SUBSCRIPTION NOTICE

                    (To be executed upon exercise of Option)

         TO VIASYSTEMS GROUP, INC.:

         The undersigned hereby irrevocably elects to exercise the attached Option and to purchase thereunder ________ shares of Common Stock in payment of an Exercise Price in an amount equal to $_______________.


         Please issue a certificate or certificates for such shares of Common Stock in the following name or names and denominations:



         If said number of shares shall not be all the shares issuable upon exercise of the attached Option, a new Option is to be issued in the name of the undersigned for the balance remaining of such shares less any fraction of a share paid in cash.


Dated:  ______________, _____


                                 ----------------------------------------------
                                 Note:  The above signature should correspond
                                        exactly with the name on the face of
                                        the attached Option or with the name
                                        of the assignee appearing in the
                                        assignment form below.

                                     ANNEX B

                                  CERTIFICATION

         The undersigned hereby certifies to Viasystems Group, Inc. that he, she or it is:

          a. an "accredited investor" as that term is defined in Regulation D promulgated pursuant to the Securities Act or any successor regulation, as such provisions may be in effect on the date hereof, and is an "accredited investor" pursuant to Rule 501(a) of such regulation; and

          b. is knowledgeable, sophisticated and experienced in business and financial matters and in securities similar to the Common Stock; is aware of the limitation on the transfer of the Common Stock imposed by applicable securities laws and any limitations on transfer imposed by contracts with the Company or others; and has had access to, or been furnished with, all information about the Common Stock and the Company deemed necessary to conclude that he, she or it has the ability to bear the economic risk of the investment in the Common Stock and to afford the complete loss of such investment.

         IN WITNESS WHEREOF, the undersigned has executed this CERTIFICATION this _____ day of______________________,_____ .

For Individuals:                          For Entities:


-------------------------------------     -------------------------------------
Signature                                        Printed Name of Entity


                                          By:
-------------------------------------       -----------------------------------
Printed Name                              Name:
                                              ---------------------------------
                                          Title:
                                               --------------------------------